Exhibit 99.1
WELCOME 2008 Shareholders Meeting

FORWARD-LOOKING STATEMENTS Except for the historical information contained in this presentation, certain matters discussed herein contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Although we believe that, in making any such statements, our expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. When used in this presentation, the words "anticipates," "believes," "expects," "intends" and similar expressions as they relate to Reliance Bancshares, Inc. or its management are intended to identify such forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties. Our actual results, performance or achievement could differ materially from those expressed in, or implied by, these forward-looking statements. Accordingly, we can give no assurances that any of the events anticipated by the forward-looking statements will transpire or occur or, if any of them do so, what impact they will have on our results of operations or financial condition. We expressly decline any obligation to publicly revise any forward-looking statements that have been made to reflect the occurrence of events after the date hereof. 3

HOLDING COMPANY DIRECTORS

Ralph Casazzone	Oil Trader, G.E. Warren Corp.
Robert Cox	Emerson Electric Company
Dick Demko	Demko Consulting
Patrick Gideon	Silver Lake Bank
Barry Koenemann	United Construction Ent. Co.
Mike Lawder	Anderson & Gilbert
Earl Lindenberg	Lindenberg Technologies, LLC
John Moller	Dansk Investment Group, Inc.
Gary Parker	Center Oil Company
Jim SanFilippo	Waylon Advertising
Bill Stiritz	Ralcorp Holdings, Inc.
Jerry Von Rohr	Chairman & Chief Executive Officer

RELIANCE BANCSHARES, INC.
2008 SHAREHOLDERS MEETING
3

RELIANCE BANK DIRECTORS

Robert Cox	Emerson Electric Company
Dick Demko	Demko Consulting
Barry Frazier	Center Ethanol Company, LLC
Rusty Keeley	L. Keeley Construction
Barry Koenemann	United Construction Ent. Co.
Pierre LaBarge	LaBarge Pipe and Steel Company
Mike Lawder	Anderson & Gilbert
Earl Lindenberg	Lindenberg Technologies, LLC
Dale Oberkfell	President & Chief Operating Officer
Scott Sachtleben	The Desco Group
Jim SanFilippo	Waylon Advertising
Dave Spence	Alpha Packaging, Inc.
Jerry Von Rohr	Chairman & Chief Executive Officer

RELIANCE BANCSHARES, INC.
2008 SHAREHOLDERS MEETING
4

RELIANCE BANK, FSB DIRECTORS

Robert Fowler, Jr.	Fowler Construction and Development
Julie Mathis	Mathis, Jessen & Company, CPAs
Richard Pringle	Richard W. Pringle, P.A.
Michael Strayhorn	Strayhorn Realty Corporation
Hal Tate	President & Chief Operating Officer
Jerry Von Rohr	Chairman & Chief Executive Officer
R. Mark Webb	Lykes Insurance, Inc.
A. David Welsh	Business Entrepreneur

RELIANCE BANCSHARES, INC.
2008 SHAREHOLDERS MEETING
5

2008 RISKS Economic and Market Environment ^ The "R" Word Impact on Loan Growth Targets Impact on Margins and Liquidity Impact on Loan Collateral Values Interest Rate Environment ^ Fed Funds Rate Down 3.25% Since September 2007 ^ Loan Portfolio Relatively Balanced Fixed vs. Floating ^ Large Drop in Rates Increases Refinancings ^ Increased Use of Non-Local Deposits and Borrowings 11

CURRENT ENVIRONMENT Sub-prime Mortgages Florida Real Estate Market Exotic Bond Products Overall Risk Assessment and Underwriting of Loans Credit Quality is Principal Focus Stabilize and Shrink Non-performing Assets 13

2008 OPPORTUNITIES Well Capitalized for Future Growth In Strong Position to Take Advantage of Acquisitions or Strategic Alliances Grow Existing Facilities and Improve their Financial Performance Branding Initiative Interest Rate Environment ^ Relatively Balanced Fixed vs. Floating ^ Loan Pricing Competitive; Possible Spread Improvement ^ Deposit Competition Difficult; May Be Easing 15

GROWTH 2007 • 2 Permanent Missouri Branches (Creve Coeur West and Wildwood) • 2 Loan Production Offices (Houston and Phoenix) • 3 Temporary Florida Branches and New Florida Corporate Headquarters (Lehigh Acres, Pine Ridge, and Buckingham) 2008 • 2 Permanent Missouri Branches (Clayton and Wentzville) • 2 Permanent Illinois Branches (Columbia and Edwardsville) • 1 Permanent Florida Branch (Lehigh Acres) 17

MISSOURI / ILLINOIS EXISTING PLANNED 19

CREVE COEUR WEST 21

WILDWOOD 23

COLUMBIA 25

CLAYTON 27

WENTZVILLE 29

EDWARDSVILLE 31

HOUSTON LOAN PRODUCTION OFFICE 33

HOUSTON LOAN PRODUCTION OFFICE 35

PHOENIX LOAN PRODUCTION OFFICE 37

PHOENIX LOAN PRODUCTION OFFICE 39

RELIANCE BANK, FSB EXISTING PLANNED 41

RELIANCE BANK, FSB 43

LEHIGH ACRES 45

GOING PUBLIC Became Public Entity on June 26, 2007 BOD Agreed to Discontinue Selling Stock Under Private Offerings Because of Strong Capital Position in January, 2008 Effective March 18, 2008 Registrar and Transfer Company Engaged to Handle All Shareholder Stock Transfers and Activities 742 Shareholder Accounts (as of 3/31/08) Cost to Go Public: $215,000 On-Going Annual Cost: $75,000 - $100,000 47

STOCK TRANSACTIONS 21,278,784 Shares Sold via All Offerings since Fall 1998; 1,074,073 Shares Sold in 2007 via Offerings Total Offering Sales - $128.2 Million; 2007 Offering Sales - $13.5 Million 50 New Investors in 2007 67 Employee Stock Purchase Participants 49

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 STOCK GROWTH + 300% (17.2% ANNUALLY FROM '99 TO '07) 51

OTHER BANK STOCKS Source: Yahoo Finance 53

2007 HIGHLIGHTS ASSETS $1.1 Billion ^ $235 Million + 26.1% LOANS $912 Million ^ $244 Million + 36.6% DEPOSITS $835 Million ^ $156 Million + 23.0% CAPITAL $140 Million ^ $16 Million + 13.3% EARNINGS $2.1 Million ^ $ .9 Million - 29.9% CASH FLOW $6.216 Million ^ $.062 Million + 1.0% (Cash Flow = Net Earnings + Net Loan Loss Provision + Depreciation) Source: Audited Financial Statements and Internal Financials 55

2008 KEY INITIATIVES Continue to Evaluate Risk Assessment in Various Markets Focus on Expense Controls Bring Profitability to Existing Branches Take Full Advantage of Growth Opportunities in Houston and Phoenix Markets Reduce Non-performing Assets Expeditiously Grow Assets by Greater than 30% 57

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 GROWTH CONSOLIDATED NET INCOME ($000) Forecast Source: Audited Financial Statements and Internal Forecast 59

2008 FINANCIAL PLAN CONSOLIDATED ASSETS ($MM) 1999 2001 2003 2004 2005 2006 2007 2008 45 135 300 444 702 901 1136 1524 Forecast Source: Audited Financial Statements and Internal Forecast 61

2008 FINANCIAL PLAN ASSETS $1.5 Billion ^ $388 Million + 34.2% LOANS $1.3 Billion ^ $342 Million + 37.5% DEPOSITS $1.2 Billion ^ $354 Million + 42.4% CAPITAL $142 Million ^ $3.1 Million + 2.2% EARNINGS $3.3 Million ^ $1.2 Million + 55.7% CASH FLOW $9.3 Million ^ $3.1 Million + 50.0% FORWARD LOOKING (Cash Flow = Net Earnings + Net Loan Loss Provision + Depreciation) Source: Audited Financial Statements and Internal Forecast 63

1ST QUARTER 2008 RESULTS ASSETS $1.2 Billion ^ $276 Million + 28.8% LOANS $994 Million ^ $302 Million + 43.7% DEPOSITS $900 Million ^ $127 Million + 16.4% CAPITAL $141 Million ^ $16 Million + 12.7% EARNINGS $.3 Million ^ $.385 Million - 55.4% CASH FLOW $1.602 Million ^ $.492 Million + 44.3% (Cash Flow = Net Earnings + Net Loan Loss Provision + Depreciation) Source: 1st Quarter Earnings Release and Internal Financials 65

NUMBER OF EMPLOYEES 67

LOANS 69

LOAN GROWTH 2005 2006 2007 2008 * Total Loans Generated 230 300 400 550 Net Loan Growth 173 194 244 350 * Estimate based upon Aggregate New Loan Report and Internal Forecast Source: Audited Financial Statements and Internal Forecast Forecast 71

COMPETITOR LOAN GROWTH 73

2007 LOAN PORTFOLIO Commercial Real Estate Residential Real Estate Multi-Family Commercial & Industrial Construction Other 55 12 4 6 22 1 TOTAL LOAN PORTFOLIO COMMERCIAL REAL ESTATE Office Retail Owner Occupied Other Industial Hotel/Motel Health Care 34 20 17 12 12 3 2 75 Office Retail Owner Occupied Other Industrial East 34 20 17 17 12

CREDIT QUALITY NON-PERFORMING ASSETS ^ At 12/31/05 were 0.73% of Total Loans ^ At 12/31/06 were 0.88% of Total Loans ^ At 12/31/07 were 2.41% of Total Loans NET CHARGE-OFFS ^ For 2005 were $232,000 or .06% of Average Total Loans ^ For 2006 were $312,000 or .06% of Average Total Loans ^ For 2007 were $604,000 or .08% of Average Total Loans National Peer Group Net Charge-Offs for 2007 were 0.23% All Missouri Banks (331) Net Charge-Offs for 2007 were .33% Source: FDIC Uniform Bank Performance Reports 77

ASSET QUALITY OVERSIGHT Internal Watch List Credit Committee Directors Watch List Credit Committee Outside Directors Participation in Watch List Credit Committees Additional Staffing Hired to Work on Non-performing Assets Senior Management Actively Involved in Watch List Credit Resolution 79

MARKETING 81

Develop a Brand Image Increase Awareness and Visibility Communicate our Brand Image Through Increased and On-going Media Spending Introduce Television into the Media Mix Increase Market Share 2008 MARKETING OBJECTIVES 83

2008 MARKETING TELEVISION SPOTS 85

2008 MARKETING 87

SHAREHOLDER INVOLVEMENT 89

CURRENT SHAREHOLDER ANALYSIS Account Balances % Change Transaction Accounts + 9% Checking $ 24,691,143 Money Market $ 16,269,310 Savings $ 3,350,390 Time Deposits + 100% CDs $ 32,739,923 IRAs $ 459,113 Loans $ 201,247,102 + 84% 91

CURRENT SHAREHOLDER ANALYSIS Total Shareholder Relationships 578 # % Total With Loan or Deposit Account 349 60% With No Account 229 40% With Checking Account 321 56% A 50% increase in the number of shareholders with checking accounts could add nearly $10,000,000 of non or low-interest bearing deposits - directly adding to the bottom line. 93

2008 SHAREHOLDER COUPONS ScanFast Referral Bonus - $50.00 reliancebankstl.com PREFERRED CUSTOMER BONUS Offer Expiration Date: 12/31/2005 Member FDIC Des Peres ~ Chesterfield Concord Village ~ Creve Coeur Fenton ~ North County Oakville ~ St. Peters O'Fallon ~ Godfrey, IL Commercial Loan Referral Bonus - $50.00 reliancebankstl.com Des Peres ~ Chesterfield Concord Village ~ Creve Coeur Fenton ~ North County Oakville ~ St. Peters O'Fallon ~ Godfrey, IL PREFERRED CUSTOMER BONUS Offer Expiration Date: 12/31/2005 Member FDIC Residential Mortgage Referral Bonus - $50.00 (For Each Qualified Referral That Results in a Closed Residential Mortgage Loan) Call Michael Schmelzle at (314) 965-2060 Offer Expiration Date: 12/31/2008 reliancebankstl.com Member FDIC Referred by:________________________________________ Phone #_________________ Prospective Customer Name: Prospective Customer Address: Prospective Customer Phone #: 95

SUMMARY Increase Credit Quality while Quickly Resolving Non-performing Assets Improve Net Interest Margin and Bottom Line Earnings Further Develop our Various Markets ^ St. Louis Metropolitan Area ^ Southwest Florida ^ Houston, Texas ^ Phoenix, Arizona Grow Total Assets by Over 30% Continue to Strive for New and Innovative Ways to Build Business and Increase Shareholder Value 97

QUESTIONS 99

THANK YOU 101